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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 20, 2005

                                 NARROWSTEP INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     333-108632                 33-1010941

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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                    SW6 4HU

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  (Address of principal executive offices)                      (Zip Code)


     Registrant's Telephone Number, Including Area Code: 011 44 20 7731 4242
     -----------------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On October 20, 2005, Narrowstep Ltd. ("Narrowstep"), a subsidiary of the Registrant, entered into a License and Services Agreement with ITV plc ("ITV") to power ITV's new trial service, ITV Local, which is to provide local television through broadband. The term of the agreement is from October 17, 2005 until January 16, 2006. In connection with the trial, the contract provides that Narrowstep will receive a total of (pound)150,060 ($266,492 at current exchange rates).











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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NARROWSTEP INC.



                                                  By: /s/ Steven Crowther
                                                      --------------------------
                                                      Steven Crowther
                                                      Senior Vice President and
                                                        Chief Financial Officer


Dated:  October 26, 2005







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